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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2003

                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-13071                   76-0625124
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
        of Incorporation)                                    Identification No.)

             12001 North Houston Rosslyn
                    Houston, Texas                                77086
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

        Not applicable.

     (b)  Pro Forma Financial Information.

        Not applicable.

     (c)  Exhibits.

        99.1   Press Release, issued May 13, 2003.


ITEM 9. REGULATION FD DISCLOSURE (Information furnished under Item 12 - Results of Operations and Financial Condition).

On May 13, 2003, Hanover Compressor Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in the attached exhibit and contained in
Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

We believe that EBITDAR is a commonly used measure of financial performance for valuing companies in the compression industry. Additionally, since EBITDAR is a basic source of funds not only for growth but to service indebtedness, lenders in the private and public debt markets use EBITDAR as a determinate of borrowing capacity. EBITDAR should not be considered as an alternative to net income or any other performance measure prescribed by generally accepted accounting principles and may not be comparably calculated from one company to another.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER COMPRESSOR COMPANY



Date:  May 13, 2003                       By:  /s/ John E. Jackson
                                              ---------------------------------
                                              Name:  John E. Jackson
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description

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99.1              Press Release, issued May 13, 2003